Guggenheim Funds Trust
805 King Farm Blvd., Suite 600
Rockville, Maryland 20850

Supplement Dated August 27, 2015
to the currently effective Statutory Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), as supplemented from time to time, for Guggenheim Municipal Income Fund, Guggenheim Floating Rate Strategies Fund, Guggenheim Investment Grade Bond Fund, Guggenheim High Yield Fund, Guggenheim Total Return Bond Fund, and Guggenheim Macro Opportunities Fund (each, a “Fund”).

This supplement provides updated information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

Beginning on October 1, 2015, the initial sales charge for Class A shares of each Fund, other than Guggenheim Floating Rate Strategies Fund, will be as follows:

Amount of Investment	Sales Charge as a Percentage of Offering Price	Sales Charge Percentage Reallocable to Dealers
Less than $50,000	4.00%	3.25%
$50,000 but less than $100,000	3.75%	3.00%
$100,000 but less than $250,000	2.75%	2.20%
$250,000 but less than $1,000,000	1.75%	1.40%
$1,000,000 or greater	None	None

Beginning on October 1, 2015, the initial sales charge for Class A shares of Guggenheim Floating Rate Strategies Fund will be as follows:

Amount of Investment	Sales Charge as a Percentage of Offering Price	Sales Charge Percentage Reallocable to Dealers
Less than $50,000	3.00%	2.50%
$50,000 but less than $100,000	2.75%	2.25%
$100,000 but less than $250,000	2.25%	1.75%
$250,000 but less than $1,000,000	1.25%	1.00%
$1,000,000 or greater	None	None

Investors should retain this supplement for future reference.

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